ADMINISTRATION AGREEMENT

among

COLLEGE LOAN CORPORATION TRUST I,
as Issuer

WILMINGTON TRUST COMPANY,
as Delaware Trustee,

BANKERS TRUST COMPANY,
as Indenture Trustee,

BANKERS TRUST COMPANY,
as Eligible Lender Trustee

and

COLLEGE LOAN CORPORATION,
as Issuer Administrator

Dated as of March 1, 2002

TABLE OF CONTENTS

Section 1.
Section 2.
Section 3.
Section 4.
Section 5.
Section 6.
Section 7.
Section 8.
Section 9.
Section 10.
Section 11.
Section 12.
Section 13.
Section 14.
Section 15.
Section 16.
Section 17.
Section 18.

Duties of the Issuer Administrator
Records
Compensation
Additional Information to be Furnished
Independence of the Issuer Administrator
No Joint Venture
Other Activities of the Issuer Administrator
Term of Agreement; Resignation and Removal of Issuer Administrator
Action upon Termination, Resignation or Removal
Notices
Amendments
Successors and Assigns
Governing Law
Headings
Counterparts
Severability
Limitation of Liability of Eligible Lender Trustee and Delaware Trustee
	No Petition	Page 2 5 6 6 6 6 6 6 8 8 9 9 9 9 10 10 10 10

EXHIBIT A    POWER OF ATTORNEY

          THIS ADMINISTRATION AGREEMENT dated as of March 1, 2002 (as amended from time to time, this “Administration Agreement”), among COLLEGE LOAN CORPORATION TRUST I, a Delaware business trust (the “Issuer”), WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as Delaware Trustee (the “Delaware Trustee”), BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (in such capacity, the “Indenture Trustee”), and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Eligible Lender Trustee (in such capacity, the “Eligible Lender Trustee”) and COLLEGE LOAN CORPORATION, a California corporation, as Issuer Administrator (the “Issuer Administrator”),

W I T N E S S E T H :

          WHEREAS, the Issuer may issue from time to time its (a) Student Loan Asset-Backed Notes (the “Notes”) pursuant to an Indenture of Trust, dated as of March 1, 2002, among the Issuer, the Eligible Lender Trustee and the Indenture Trustee (together with any Supplemental Indentures and any amendments thereto made in accordance with their respective terms, the “Indenture”); and (b) its Trust Certificates pursuant to an Amended and Restated Trust Agreement, dated as of March 1, 2002 (the “Trust Agreement”), between the Delaware Trustee and College Loan LLC, as depositor (together with its successors in interest, the “Owner”); and

          WHEREAS, pursuant to a Trust Agreement, dated as of March 6, 2002 (the “Eligible Lender Trust Agreement”), between the Issuer and the Eligible Lender Trustee, the Eligible Lender Trustee shall hold legal title to FFELP Loans acquired by the Issuer as beneficial owner; and

          WHEREAS, pursuant to the Indenture, the Issuer and the Eligible Lender Trustee are assigning their respective interests in the Financed Student Loans and other collateral (the “Collateral”) to the Indenture Trustee; and

          WHEREAS, the Issuer, the Eligible Lender Trustee and the Delaware Trustee desire to have the Issuer Administrator perform certain of the duties of the Issuer, the Eligible Lender Trustee and the Delaware Trustee referred to in the Indenture, the Trust Agreement and the Eligible Lender Trust Agreement (collectively, the “Basic Documents”) and any other documents signed by the Delaware Trustee or the Eligible Lender Trustee on behalf of the Issuer (together with the Basic Documents, the “Trust Related Agreements”) and to provide such additional services consistent with the terms of this Administration Agreement and the Trust Related Agreements as the Issuer and the Delaware Trustee may from time to time request; and

          WHEREAS, the Issuer Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Delaware Trustee on the terms set forth herein;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

          Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Basic Documents.

          Section 1. Duties of the Issuer Administrator.

(a)	Duties with Respect to the Trust Related Agreements.

          (i)      The Issuer Administrator is authorized and directed to execute and deliver on behalf of the Trust the Basic Documents to which the Trust is a party and each certificate or other document attached as an exhibit to or contemplated by such Basic Documents; provided, however, that the Delaware Trustee shall execute and deliver the Indenture and the related First Supplemental Indenture of Trust on behalf of the Trust and the Notes issued thereunder. The Issuer Administrator agrees to perform all its duties as Issuer Administrator and the duties of the Issuer under the Trust Related Agreements. In addition, the Issuer Administrator shall consult with the Delaware Trustee regarding the duties of the Issuer and the Delaware Trustee under the Trust Related Agreements. The Issuer Administrator shall monitor the performance of the Issuer and shall advise the Eligible Lender Trustee and the Delaware Trustee when action is necessary to comply with the Issuer’s duties under the Trust Related Agreements. The Issuer Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate persons or entities of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Trust Related Agreements. In furtherance of the foregoing, the Issuer Administrator shall take all appropriate action that is the duty of the Issuer to take pursuant to the Trust Related Agreements, including, without limitation, such of the foregoing as are required with respect to the following matters under the Trust Related Agreements:

(A) directing the Indenture Trustee by Issuer Order to deposit moneys with Paying Agents, if any, other than the Indenture Trustee;

(B) preparing and delivering notice to the Holders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee;

(C) preparing an Issuer Order and obtaining an opinion of counsel, if necessary, for the release of property of the Trust Estate;

          (D)      preparing Issuer Certificates and obtaining opinions of counsel with respect to the execution of amendments to the Trust Related Agreements and the delivering to the Holders, the Rating Agencies and any other parties to whom notice is required to be sent notices with respect to such amendments;

(E) paying all expenses in connection with the issuance of the Notes;

(F) prepaying or accelerating the Notes and the related notice to the Indenture Trustee;

(G) taking all actions on behalf of the Issuer necessary under any Guarantee Agreement;

          (H)      responding to inquiries and requests made by borrowers, educational institutions, Guarantee Agencies, the Indenture Trustee and other parties with respect to the Financed Student Loans and to requests by independent auditors for information concerning the Issuer’s financial affairs;

          (I)      maintaining financial records concerning the Financed Student Loans and, if furnished adequate information with respect to financial affairs not related to the Financed Student Loans, preparing and maintaining a general ledger and financial statements for the Issuer;

(J) providing instructions to the Issuer and the Eligible Lender Trustee with respect to the administration of the Financed Student Loans;

          (K)      furnishing to the Issuer, the Indenture Trustee or the Eligible Lender Trustee copies of reports received with respect to the Financed Student Loans, and preparing such additional reports with respect to the Financed Student Loans, as the Issuer or the Eligible Lender Trustee may reasonably request from time to time;

(L) preparing, or causing to be prepared, and furnishing to the Issuer annual operating budgets, quarterly statistical reports and cash flow projections as required under the Indenture;

(M) performing such other services with respect to administration of the Financed Student Loans as the Issuer or the Eligible Lender Trustee may reasonably request;

(N) completing and filing all tax returns and tax filings as required pursuant to Section 2.03 of the Trust Agreement;

(O) informing the Delaware Trustee if any withholding is required pursuant to Section 5.01 of the Trust Agreement;

(P) handling all accounting matters pursuant to Section 5.04 of the Trust Agreement; and

(Q) prepare all reports required by the Higher Education Act in connection with Financed FFELP Loans; and

(R) execute any Trust Related Agreements on behalf of the Issuer.

          (ii)      The Issuer Administrator will indemnify the Indenture Trustee, the Eligible Lender Trustee, the Issuer and the Delaware Trustee and their respective agents for, and hold them harmless against, any losses, liability, claim, action, suit, cost or expense, of any kind or nature whatsoever, including reasonable attorneys fees and expenses, incurred without gross negligence, willful misconduct, or bad faith on their part, arising out of the willful misconduct, negligence or bad faith or other act of the Issuer Administrator in the performance of the Issuer Administrator’s duties under this Administration Agreement; provided, however, that the Issuer Administrator shall not be required to indemnify the Indenture Trustee, the Issuer or the Delaware Trustee pursuant to Section 1(a)(ii) hereof so long as the Issuer Administrator has acted pursuant to the instructions of the Delaware Trustee or the Owner in accordance with subsection (c) hereof.

(b)	Additional Duties.

          (i)      In addition to the duties of the Issuer Administrator set forth above, the Issuer Administrator shall perform, or cause to be performed, its duties and obligations and the duties and obligations of the Delaware Trustee on behalf of the Issuer under the Trust Agreement.

          (ii)      In furtherance of the foregoing, the Issuer shall execute and deliver to the Issuer Administrator and to each successor Issuer Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Issuer Administrator the attorney-in-fact of the Issuer for the purpose of executing on behalf of each of the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 5 hereof, and in accordance with the directions of the Issuer and the Delaware Trustee, the Issuer Administrator shall administer, perform or supervise the performance of such other activities in connection with the Trust Estate (including the Trust Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Delaware Trustee. The Issuer Administrator agrees to perform such obligations and deliver such notices as are specified as to be performed or delivered by the Issuer Administrator under the Trust Related Agreements.

          (iii)      In carrying out the foregoing duties or any of its other obligations under this Administration Agreement, the Issuer Administrator may enter into transactions or otherwise deal with any of its affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer or the Delaware Trustee and shall be, in the Issuer Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

          (iv)      In carrying out any of its obligations under this Administration Agreement, the Issuer Administrator may act either directly or through agents, attorneys, accountants, independent contractors and auditors and enter into agreements with any of them.

(c)	Non-Ministerial Matters.

          (i)      With respect to matters that in the reasonable judgment of the Issuer Administrator are non-ministerial, the Issuer Administrator shall not be under any obligation to take any action, and in any event shall not take any action, unless the Issuer Administrator shall have received written instructions from the Delaware Trustee or the Owner. For the purpose of the preceding sentence, “non-ministerial matters” shall include, without limitation:

(A) the amendment of or any supplement to the Trust Related Agreements;

          (B)      the initiation of any action, claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer, except for actions, claims or lawsuits initiated in the ordinary course of business by the Issuer or its agents or nominees for the collection of amounts owed in respect of Financed Student Loans;

          (C)      the appointment of successor Issuer Administrators and successor Indenture Trustees pursuant to the Indenture, or the consent to the assignment by the Issuer Administrator or Indenture Trustee of its obligations under the Indenture;

(D) the removal of the Indenture Trustee; and

          (E)      the amendment, change or modification of this Administration Agreement or any Trust Related Agreement, except for amendments, changes or modifications that do not either (1) reduce in any manner the amount of, or delay the timing of, or collections of payments with respect to the Financed Student Loans or (2) materially reduce the underwriting standards with respect to the Financed Student Loans.

          (ii)      Notwithstanding anything to the contrary in this Administration Agreement, the Issuer Administrator shall not be obligated to, and shall not (A) make any payments to the Holders under the Trust Related Agreements, (B) sell the Trust Estate pursuant to the Indenture or (C) take any action that the Issuer directs the Issuer Administrator not to take on its behalf.

           Section 2. Records. The Issuer Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer, the Indenture Trustee, the Holders, the Eligible Lender Trustee, the Delaware Trustee and the Owner at any time during normal business hours.

           Section 3. Compensation. As compensation for the performance of the Issuer Administrator’s obligations under this Administration Agreement and as reimbursement for its expenses related thereto, the Issuer Administrator shall be entitled to the Administration Fee payable as set forth in the Indenture. The payment of the foregoing fee shall be solely an obligation of the Issuer, payable out of the Trust Estate.

           Section 4. Additional Information to be Furnished. The Issuer Administrator shall furnish to the Issuer and the Indenture Trustee from time to time such additional information regarding the Trust Estate as the Issuer or the Indenture Trustee shall reasonably request.

           Section 5. Independence of the Issuer Administrator. For all purposes of this Administration Agreement, the Issuer Administrator shall be an independent contractor and, notwithstanding its affiliation with the Issuer, shall not be subject to the supervision of the Issuer, the Eligible Lender Trustee or the Delaware Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Eligible Lender Trustee or the Delaware Trustee, the Issuer Administrator shall have no authority to act for or represent the Issuer, the Eligible Lender Trustee or the Delaware Trustee in any way and shall not otherwise be deemed an agent of the Issuer, the Eligible Lender Trustee or the Delaware Trustee.

           Section 6. No Joint Venture. Nothing contained in this Administration Agreement (a) shall constitute the Issuer Administrator and either of the Issuer, the Eligible Lender Trustee, the Delaware Trustee or the Owner as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity; (b) shall be construed to impose any liability as such on any of them; or (c) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

           Section 7. Other Activities of the Issuer Administrator. Nothing herein shall prevent the Issuer Administrator or its affiliates from engaging in other businesses or, in its or their sole discretion, from acting in a similar capacity as an Issuer Administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Eligible Lender Trustee, the Delaware Trustee or the Indenture Trustee.

           Section 8. Term of Agreement; Resignation and Removal of Issuer Administrator.

(a) This Administration Agreement shall continue in force until the dissolution of the Issuer, upon which event this Administration Agreement shall automatically terminate.

          (b)      Subject to Section 8(e) hereof, the Issuer Administrator may resign its duties hereunder by providing the Issuer, the Eligible Lender Trustee, the Delaware Trustee, the Owner and the Indenture Trustee with at least 60 days’ prior written notice.

(c) Subject to Section 8(e) hereof, the Issuer may remove the Issuer Administrator without cause by providing the Issuer Administrator with at least 60 days’ prior written notice.

          (d)      Subject to Section 8(e) hereof, at the sole option of the Issuer, the Issuer Administrator may be removed immediately upon written notice of termination from the Issuer to the Issuer Administrator if any of the following events shall occur:

          (i)      the Issuer Administrator shall default in the performance of any of its duties under this Administration Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

          (ii)      a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Issuer Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Issuer Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

          (iii)      the Issuer Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Issuer Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

The Issuer Administrator agrees that if any of the events specified in clause (ii) or (iii) of this Section 8(d) shall occur, it shall give written notice thereof to the Delaware Trustee, the Eligible Lender Trustee, the Holder and the Indenture Trustee within seven days after the happening of such event. The Issuer Administrator agrees that it will not commence or consent to the events specified in clause (iii) without the prior written consent of the Issuer, the Eligible Lender Trustee and the Delaware Trustee for so long as any Note is outstanding.

          (e)      No resignation or removal of the Issuer Administrator pursuant to this Section shall be effective until (i) a successor Issuer Administrator shall have been appointed by the Issuer (with the consent of the Delaware Trustee and the Eligible Lender Trustee) and (ii) such successor Issuer Administrator shall have a net worth of at least $5,000,000 and shall have agreed in writing to be bound by the terms of this Administration Agreement in the same manner as the Issuer Administrator is bound hereunder.

          (f)      The appointment of any successor Issuer Administrator shall be effective only if each Rating Agency shall have been given at least 10 days’ prior notice of such proposed appointment, and a Rating Agency Condition shall have been obtained with respect to such appointment.

           Section 9. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Administration Agreement pursuant to Section 8(a) hereof or the resignation or removal of the Issuer Administrator pursuant to Section 8(b) or (c) hereof, respectively, the Issuer Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Issuer Administrator shall forthwith upon such termination pursuant to Section 8(a) hereof deliver to the Issuer all property and documents of or relating to the Trust Estate then in the custody of the Issuer Administrator. In the event of the resignation or removal of the Issuer Administrator pursuant to Section 8(b) or (c) hereof, respectively, the Issuer Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Issuer Administrator.

           Section 10. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

If to the Issuer, to:	College Loan Corporation Trust I c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890 Attention: Corporate Trust Administration

If to the Issuer Administrator, to:	College Loan Corporation 16855 W. Bernardo Dr., Suite 270 San Diego, CA 92127 Attention: Cary Katz

If to the Indenture Trustee or the Eligible Lender Trustee, to:	Bankers Trust Company Attn: Corporate Trust-Structured Finance 100 Plaza One MS JCY03-0606 Jersey City, NJ 07311

If to the Delaware Trustee, to:	Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890 Attention: Corporate Trust Administration

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand delivered to the address of such party as provided above.

           Section 11. Amendments. This Administration Agreement may be amended from time to time by the parties hereto so long as a Rating Agency Condition has been obtained with respect to such amendment.

           Section 12. Successors and Assigns. This Administration Agreement may not be assigned by the Issuer Administrator unless such assignment is previously consented to in writing by the Issuer, the Delaware Trustee, the Holders, the Eligible Lender Trustee and the Indenture Trustee, and unless each Rating Agency shall have been given 10 days’ prior notice of, and a Rating Agency Condition has been obtained with respect to, such assignment. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Issuer Administrator is bound hereunder. Notwithstanding the foregoing, this Administration Agreement may be assigned by the Issuer Administrator without the consent of the Issuer, the Eligible Lender Trustee or the Delaware Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Issuer Administrator; provided that such successor organization executes and delivers to the Issuer, the Eligible Lender Trustee, the Delaware Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of the assignment in the same manner as the Issuer Administrator is bound hereunder, and each Rating Agency shall have been given 10 days’ prior notice of, and a Rating Agency Condition shall have been obtained with respect to, such assignment. Subject to the foregoing, this Administration Agreement shall bind any such permitted successors or assigns of the parties hereto.

           Section 13. Governing Law. THIS ADMINISTRATION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           Section 14. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Administration Agreement.

           Section 15. Counterparts. This Administration Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

           Section 16. Severability. Any provision of this Administration Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

           Section 17. Limitation of Liability of Eligible Lender Trustee and Delaware Trustee. Notwithstanding anything contained herein to the contrary, this instrument has been executed by Wilmington Trust Company not in its individual capacity but solely in its capacity as Delaware Trustee and by Bankers Trust Company not in its individual capacity but solely in its capacity as Indenture Trustee and Eligible Lender Trustee, and in no event shall Wilmington Trust Company or Bankers Trust Company in their individual capacities or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer.

           Section 18. No Petition. The parties hereto will not at any time institute against the Issuer any bankruptcy proceeding under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuer under any Basic Document as such term is defined in the Trust Agreement.

          IN WITNESS WHEREOF, the parties have caused this Administration Agreement to be duly executed and delivered as of the day and year first above written.

COLLEGE LOAN CORPORATION TRUST I

By:   WILMINGTON TRUST COMPANY, not
        in its individual capacity but solely as
        Delaware Trustee

By /s/ David A. Vanaskey, Jr.
Name David A. Vanaskey, Jr.
Title Vice President

WILMINGTON TRUST COMPANY, not in its
individual capacity but solely as Delaware
Trustee

By /s/ David A. Vanaskey, Jr.
Name David A. Vanaskey, Jr.
Title Vice President

BANKERS TRUST COMPANY, not in its
individual capacity but solely as Eligible Lender
Trustee

By /s/ Eileen M. Hughes
Name Eileen M. Hughes
Title Vice President

BANKERS TRUST COMPANY, as Indenture
Trustee

By /s/ Eileen M. Hughes
Name Eileen M. Hughes
Title Vice President

COLLEGE LOAN CORPORATION, as Issuer
Administrator

By /s/ Cary Katz
Name Cary Katz
Title President

EXHIBIT A

POWER OF ATTORNEY

STATE OF ____________ COUNTY OF ___________	) ) )

          KNOW ALL MEN BY THESE PRESENTS, that College Loan Corporation Trust I (the “Issuer”), does hereby make, constitute and appoint College Loan Corporation, as Issuer Administrator under the Administration Agreement, dated as of March 1, 2002 (the “Administration Agreement”), among the Issuer, Wilmington Trust Company, as Delaware Trustee, Bankers Trust Company, as Indenture Trustee, Bankers Trust Company, as Eligible Lender Trustee and College Loan Corporation, as Issuer Administrator, as the same may be amended from time to time, and its agents and attorneys, as Attorney-in-Fact to execute on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Trust Related Agreements, including, without limitation, to appear for and represent the Issuer in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Issuer, and with full power to perform any and all acts associated with such returns and audits that the Issuer could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restrictions on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements.

          All powers of attorney for this purpose heretofore filed or executed by the Issuer are hereby revoked.

          Capitalized terms that are used and not otherwise defined herein shall have the meanings ascribed thereto in the Administration Agreement.

          EXECUTED as of this 1st day of March, 2002.

COLLEGE LOAN CORPORATION TRUST I By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Delaware Trustee By Name Title